EXHIBIT 99.1
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
Accrued Interest Date:                                                                                   Collection Period Ending:
26-Mar-07                                                                                                                31-Mar-07
Distribution Date:                                BMW Vehicle Owner Trust 2005-A                                          Period #
25-Apr-07                                         ------------------------------                                                25

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Balances
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
                                                                              Initial         Period End
     Receivables                                                       $1,500,000,024       $492,397,640
     Reserve Account                                                       $7,194,411         $7,194,411
     Yield Supplement Overcollateralization                               $61,117,886        $18,843,285
     Overcollateralization                                                       $137         $1,092,791
     Class A-1 Notes                                                     $324,000,000                 $0
     Class A-2 Notes                                                     $457,000,000                 $0
     Class A-3 Notes                                                     $361,000,000       $175,579,564
     Class A-4 Notes                                                     $264,507,000       $264,507,000
     Class B Notes                                                        $32,375,000        $32,375,000

Current Collection Period
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     Beginning Receivables Outstanding                                   $522,251,128
     Collections
        Principal Collections
           Receipts of Scheduled Principal                                $19,153,830
           Receipts of Pre-Paid Principal                                 $10,044,207
           Liquidation Proceeds                                              $445,444
           Principal Balance Allocable to Gross Charge-offs                  $210,007
        Total Principal Reduction                                         $29,853,489

        Interest Collections
           Receipts of Interest                                            $1,603,601
           Servicer Advances                                                  $95,304
           Reimbursement of Previous Servicer Advances                             $0
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                        $175,770
           Net Investment Earnings                                            $31,383
        Total Interest Collections                                         $1,906,058

     Total Collections                                                    $31,549,540

     Ending Receivables Outstanding                                      $492,397,640

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                 $355,265
     Current Period Servicer Advance                                          $95,304
     Current Reimbursement of Previous Servicer Advance                            $0
     Ending Period Unreimbursed Previous Servicer Advances                   $450,569

Collection Account
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     Deposits to Collection Account                                       $31,549,540

     Distribution Amounts Due
        Servicing Fees Due                                                   $435,209
        Class A Noteholder Interest Distribution Due                       $1,629,145
        First Priority Principal Distribution Due                                  $0
        Class B Noteholder Interest Distribution Due                         $119,518
        Second Priority Principal Distribution Due                        $27,011,947
        Reserve Account Deposit Due                                                $0
        Regular Principal Distribution Due                                 $1,092,791
        Unpaid Trustee Fees Due                                                    $0

        Amounts Paid to the Servicer                                         $435,209
        Amounts Deposited into Note Distribution Account                  $29,853,400
        Amounts Deposited into Reserve Account                                     $0
        Excess Funds Released to Depositor                                 $1,260,930
     Total Distributions from Collection Account                          $31,549,540

Excess Funds Released to the Depositor
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        Release from Reserve Account                                               $0
        Release from Collection Account                                    $1,260,930
     Total Excess Funds Released to the Depositor                          $1,260,930

Note Distribution Account
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     Amount Deposited from the Collection Account                         $29,853,400
     Interest Distribution to Noteholders                                  $1,748,663
     Principal Distribution to Noteholders                                $28,104,737
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $29,853,400

Distributions
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     Interest Distributable Amount                                        Current Int         Per $1,000
     Class A-1 Notes                                                               $0              $0.00
     Class A-2 Notes                                                               $0              $0.00
     Class A-3 Notes                                                         $685,737              $3.37
     Class A-4 Notes                                                         $943,408              $3.57
     Class B Notes                                                           $119,518              $3.69

     Monthly Principal Distributable Amount                           Current Payment     Ending Balance    Per $1,000        Factor
     Class A-1 Notes                                                               $0                 $0         $0.00         0.00%
     Class A-2 Notes                                                               $0                 $0         $0.00         0.00%
     Class A-3 Notes                                                      $28,104,737       $175,579,564       $137.98        86.20%
     Class A-4 Notes                                                               $0       $264,507,000         $0.00       100.00%
     Class B Notes                                                                 $0        $32,375,000         $0.00       100.00%

Carryover Shortfalls
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                                                                Prior Period Carryover   Current Payment    Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                 $0            $0
     Class A-2 Interest Carryover Shortfall                                        $0                 $0            $0
     Class A-3 Interest Carryover Shortfall                                        $0                 $0            $0
     Class A-4 Interest Carryover Shortfall                                        $0                 $0            $0
     Class B Interest Carryover Shortfall                                          $0                 $0            $0


Receivables Data
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                                                                     Beginning Period      Ending Period
     Number of Contracts                                                       35,879             35,027
     Weighted Average Remaining Term                                            30.29              29.34
     Weighted Average Annual Percentage Rate                                    4.19%              4.19%

     Delinquencies Aging Profile End of Period                          Dollar Amount         Percentage
        Current                                                          $450,374,908             91.47%
        1-29 days                                                         $32,241,550              6.55%
        30-59 days                                                         $7,112,334              1.44%
        60-89 days                                                         $1,335,370              0.27%
        90-119 days                                                          $469,760              0.10%
        120+ days                                                            $863,717              0.18%
        Total                                                            $492,397,640            100.00%
        Delinquent Receivables +30 days past due                           $9,781,182              1.99%


     Write-offs
        Gross Principal Write-Offs for Current Period                        $210,007
        Recoveries for Current Period                                        $175,770
        Net Write-Offs for Current Period                                     $34,237

        Cumulative Realized Losses                                         $6,329,386


     Repossessions                                                      Dollar Amount              Units
        Beginning Period Repossessed Receivables Balance                   $1,395,754                 58
        Ending Period Repossessed Receivables Balance                      $1,339,391                 56
        Principal Balance of 90+ Day Repossessed Vehicles                    $139,284                  6


Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                     $20,091,443
     Beginning Period Amount                                              $20,091,443
     Current Distribution Date Required Amount                            $18,843,285
     Current Period Release                                                $1,248,158
     Ending Period Amount                                                 $18,843,285
     Next Distribution Date Required Amount                               $17,634,189

Reserve Account
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     Beginning Period Required Amount                                      $7,194,411
     Beginning Period Amount                                               $7,194,411
     Net Investment Earnings                                                  $31,383
     Beginning Period Required Amount                                      $7,194,411
     Current Period Deposit Amount Due                                             $0
     Current Period Deposit Amount Paid From Collection Account                    $0
     Current Period Release to Note Distribution Account                           $0
     Ending Period Required Amount                                         $7,194,411
     Current Period Release to Depositor                                           $0
     Ending Period Amount                                                  $7,194,411


Overcollateralization
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     Beginning Period Amount                                               $1,593,384
     Ending Period Target Credit Enhancement OC Amount                     $1,092,791
     Ending Period Amount                                                  $1,092,791
     Current Period Release                                                  $500,593

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